EXHIBIT 10.40

AMENDED AND RESTATED SUBORDINATION AGREEMENT

(KANDERS)

This Amended and Restated Subordination Agreement (this “Agreement”) is made and entered into as of March 8, 2013 by Kanders GMP Holdings, LLC (“Creditor”), Black Diamond Equipment, Ltd., Black Diamond Retail, Inc., Black Diamond, Inc. (formerly known as Clarus Corporation) (“BDI”), Everest/Sapphire Acquisition, LLC, Gregory Mountain Products, LLC, POC USA, LLC, Pieps Corporation, PIEPS Service, LLC, and BD European Holdings, LLC (collectively, the “Borrowers”), and Zions First National Bank (“Lender”).

Recitals

1.          Lender has previously extended to certain Borrowers a revolving line of credit loan in the principal amount of $35,000,000 (as amended from time to time, the “Original Loan”), governed by that certain Loan Agreement dated May 28, 2010 (as amended from time to time, the “Original Loan Agreement”). The Original Loan is evidenced by that certain Third Substitute Promissory Note (Revolving Line of Credit) dated October 4, 2012.

2.          BDI is indebted to Creditor pursuant to that certain 5% Unsecured Subordinated Note due May 28, 2017 (the “Subordinated Note Maturity Date”) in the original principal amount of $14,516,945 (the “2010 Subordinated Promissory Note”), which Subordinated Promissory Note is the subject of that certain Subordination Agreement dated May 28, 2010 (the “Original Subordination Agreement”).

3.          BDI is also indebted to Creditor pursuant to (i) that certain 5% Unsecured Subordinated Note due the Subordinated Note Maturity Date in the original principal amount of $287,368.81 (the “May 2012 Subordinated Promissory Note”); and (ii) that certain 5% Unsecured Subordinated Note due the Subordinated Note Maturity Date in the original principal amount of $77,543.85 (the “August 2012 Subordinated Promissory Note”, together with the 2010 Subordinated Promissory Note and the May 2012 Subordinated Promissory Note, collectively, the “Subordinated Promissory Notes”).

4.          Borrowers and Lender are refinancing the Original Loan and entering into that certain Amended and Restated Loan Agreement of even date herewith (together with any exhibits, amendments, addendums, and modifications, the “Restated Loan Agreement”), governing the following loan facilities: (a) a revolving line of credit in the maximum principal amount of $30,000,000 (the “Revolving Loan”), (b) an amortizing term loan in the original principal amount of $15,000,000 (the “Term Loan”), and (c) an amortizing term loan in the original principal amount of $10,000,000 (the “Acquisition Loan” and, together with the Revolving Loan and Term Loan, collectively, the “Loan”).

5.          Creditor’s subordination of its rights under the Subordinated Promissory Notes pursuant to the terms of the Original Subordination Agreement as well as pursuant to the terms of each of the Subordinated Promissory Notes applies to Borrowers’ debt to Lender under the Original Loan, including any increase in the principal amount or extension of the time to repay such obligations as applicable in the Loan.

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6.          As a condition to making the Loan to Borrowers, Lender requires that Creditor enter into this Agreement to amend and restate the Original Subordination Agreement in its entirety.

Agreement

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrowers and Creditor hereby agree as follows:

1.          Definitions. Terms used in the singular shall have the same meaning when used in the plural and vice versa. In addition to the terms defined above, as used herein, the term:

a.            “Creditor Indebtedness” means the indebtedness of BDI to Creditor evidenced by the Subordinated Promissory Notes, together with any and all renewals, extensions, modifications, and replacements thereof, and all other indebtedness of BDI to Creditor arising from or related thereto.

b.           “Default Rights and Remedies” means any and all rights and remedies granted in, arising from, or relating to any agreement, instruction, or document and any and all rights and remedies now or hereafter existing by statute, at law, or in equity, which may be exercised only upon the occurrence of a breach or event of default.

c.            “Lender Indebtedness” means the indebtedness of Borrowers to Lender governed by the Restated Loan Agreement and evidenced by (i) an Amended and Restated Promissory Note (Revolving Loan) of even date herewith in the maximum principal amount of $30,000,000 (the “Revolving Note”), (ii) a Promissory Note (Term Loan) of even date herewith in the original principal amount of $15,000,000 (the “Term Note”), and (iii) Promissory Note (Acquisition Loan) of even date herewith in the original principal amount of $10,000,000 (the “Acquisition Note” and, together with the Revolving Note and Term Note, collectively the “Notes”), together with any and all renewals, extensions, modifications, and replacements thereof, including any increase in the principal amount thereof, and all other indebtedness of Borrowers to Lender arising from or relating thereto.

2.          Warranties Regarding Creditor Indebtedness. Creditor represents and warrants to Lender that the Creditor Indebtedness is not secured by any collateral, security interest or lien and Creditor covenants and agrees that the Creditor Indebtedness shall remain unsecured so long as any amount is outstanding and unpaid on the Lender Indebtedness.

3.          Exercise of Default and Remedies. Creditor agrees that it will not exercise any Default Rights and Remedies concerning the Creditor Indebtedness, so long as any amount is outstanding and unpaid on the Lender Indebtedness, without the prior written consent of Lender, except that, in the event that BDI files for bankruptcy relief, Creditor may file a proof of claim in the bankruptcy.

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4.          Conditions to Payment on Creditor Indebtedness. BDI may make regularly scheduled cash interest payments on the Subordinated Promissory Notes which, subject to Section 6, will not to exceed five percent (5%) per annum (“Interest Payments”), until (i) an Event of Default (as defined in the Restated Loan Agreement) exists and is continuing, and written notice of the same has been given by Lender to Creditor, or (ii) Borrowers are not, both before and after giving effect to any Interest Payment, in compliance with the financial covenants specified in the Restated Loan Agreement. If BDI makes any payment to Creditor in violation of these conditions, Creditor covenants and agrees that upon written demand by Lender the payment shall be promptly tendered to Lender to be applied toward payment of the Lender Indebtedness.

If an Event of Default (as defined in the Subordinated Promissory Notes) occurs under any Subordinated Promissory Note as a result of BDI failing to pay any Interest Payments, Lender agrees to waive the resulting Event of Default (as defined in the Restated Loan Agreement), so long as (i) no other Event of Default (as defined in the Restated Loan Agreement) exists and is continuing and (ii) Borrowers are, both before and after giving effect to any Interest Payment, in compliance with the financial covenants specified in the Restated Loan Agreement. If additional Events of Default (as defined in the Restated Loan Agreement) exist at the time the Event of Default (as defined in the Restated Loan Agreement) related to BDI’s failure to pay the Interest Payments, Lender may waive the Event of Default (as defined in the Restated Loan Agreement) based upon failure to pay Interest Payments in connection with waiver of other Events of Defaults (as defined in the Restated Loan Agreement); provided, however, that Lender shall not be prohibited hereunder from waiving such Event of Default (as defined in the Restated Loan Agreement), if it has received written notice from the holder(s) of a majority of the aggregate principal amount of all of the holders of the Creditor Indebtedness that Lender shall not be prohibited hereunder from waiving such Event of Default (as defined in the Restated Loan Agreement).

5.          Prohibition of Prepayment of Creditor Indebtedness. BDI covenants that it will not make, and Creditor covenants and agrees that they will not receive or accept, any prepayment on the Creditor Indebtedness so long as any amount is outstanding and unpaid on the Lender Indebtedness, without the prior written consent of Lender. However, if Creditor receives any prepayment in violation of this covenant, such payments shall be received in trust for Lender and shall be immediately tendered to Lender to be applied toward payment of the Lender Indebtedness.

6.          Subordination of Payment. Except as provided in Section 4 above, so long as any amount is outstanding and owing to Lender on or related to the Lender Indebtedness:

a.           The right of Creditor to receive payment, whether of principal or interest, on the Creditor Indebtedness is subordinated to the right of Lender to receive payment on the Lender Indebtedness.

b.           BDI covenants that it will not make, and Creditor covenants and agrees that it will not receive or accept, any payments from or on behalf of Borrowers or any other obligor on the Creditor Indebtedness without the prior written consent of Lender; provided, however, Creditor may receive and accept payments from or on behalf of Borrowers on the Creditor Indebtedness so long as each of the following requirements is met:

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(i)          The Term Loan and Acquisition Loan have each been irrevocably repaid in full;

(ii)         Both before and after giving effect to any such payment, Borrowers are in compliance with the financial covenants specified in the Restated Loan Agreement; and

(iii)        Borrowers do not use the Revolving Loan to make the payment on the Creditor Indebtedness; provided, however, Borrowers may use the Revolving Loan to fund principal and interest payments on the Creditor Indebtedness so long as Borrowers provide evidence to Lender that such use of the Revolving Loan will not impair Borrowers’ liquidity and availability under the Revolving Loan for funding capital expenditures, seasonal working capital, and other corporate obligations and operational cash requirements (collectively, the “Subordinated Debt Repayment Requirements”).

Creditor and BDI agree that if (1) the Creditor Indebtedness remains outstanding and (2) Borrowers do not meet the Subordinated Debt Repayment Requirements as of the date which is 30 days prior to the Subordinated Note Maturity Date, Creditor agrees that on or before the Subordinated Note Maturity Date Creditor shall extend the Subordinated Note Maturity Date to the earlier of (y) the earliest date on which the Borrowers satisfy the Subordinated Debt Repayment Requirements, and (z) one year after the Subordinated Note Maturity Date. If 30 days prior to such extended one year Subordinated Note Maturity Date the Subordinated Debt Repayment Requirements have not been met, then the Subordinated Note Maturity Date shall be extended further as provided in the prior sentence. In the event that the Subordinated Note Maturity Date is extended as described above, then the interest rate per annum payable under the Subordinated Promissory Notes, or any renewal, extension, modification or replacement thereof, shall be the higher of (y) 5% and (z) the then prevailing market rate of interest for subordinated notes of this type, provided that in no event shall such interest rate exceed 15% per annum.

If Creditor receives any cash payment in violation of this covenant, such cash payments shall be received in trust for Lender and shall be promptly tendered to Lender to be applied toward payment of the Lender Indebtedness.

7.          Conversion to Equity. Notwithstanding anything to the contrary in this Agreement, Creditor may at any time convert the Creditor Indebtedness and any interest thereon into equity of BDI.

8.          Controlling Agreement. In the event of any conflict or inconsistency between the terms and provisions of the Subordinated Promissory Notes and this Agreement, this Agreement shall govern and any conflicting or inconsistent provisions of this Agreement supersedes the Subordinated Promissory Notes.

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9.          No Waiver of Other Rights. This Agreement is intended solely for the purpose of defining the relative rights of Lender and Creditor and nothing contained herein is intended to nor shall impair the obligations of Borrowers, or any other obligors, to pay Lender or Creditor, as the case may be, the principal and interest on the Lender Indebtedness and the Creditor Indebtedness as and when the same shall become due and payable in accordance with their terms, subject to the rights of Lender created by this Agreement. For the sake of clarity, the agreements and covenants of Creditor under this Agreement apply only with respect to the Creditor Indebtedness and shall not affect the rights of the Creditor arising under any other agreement.

10.         Successors and Benefits. This Agreement is and shall be binding upon and shall inure to the benefit of Lender, Borrowers, Creditor and its successors and assigns.

11.         Notices

All notices or demands by any party to this Agreement shall, except as otherwise provided herein, be in writing and may be sent by certified mail, return receipt requested. Notices so mailed shall be deemed received when deposited in a United States post office box, postage prepaid, properly addressed at the mailing addresses stated herein or to such other addresses as Creditor, Borrowers or Lender may from time to time specify in writing. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

Mailing addresses:

Lender:

Zions First National Bank

Corporate Banking Group

One South Main, Suite 200

Salt Lake City, Utah 84111

Attention: Michael R. Brough

Senior Vice President

With a copy to:

Holland & Hart LLP

222 South Main Street, Suite 2200

Salt Lake City, Utah 84101

Attention: Scott R. Irwin, Esq.

With respect to all Borrowers:

c/o Black Diamond, Inc.

2084 East 3900 South

Salt Lake City, Utah 84124

Attention: Executive Chairman and Chief Executive Officer

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With a copy to:

Kane Kessler, P.C.

1350 Avenue of the Americas, 26th Floor

New York, New York 10019

Attention: Robert L. Lawrence, Esq.

Creditor:

Kanders GMP Holdings, LLC

________________________

________________________

12.         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

13.         Continuing Agreement. All agreements, representations, warranties, and covenants made herein shall survive the execution and delivery of this Agreement and shall continue in effect so long as the Lender Indebtedness or any portion thereof is outstanding and unpaid.

14.         Counterparts, Originals. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by telecopy or email of any executed signature page to this Agreement shall constitute effective delivery of such signature page.

15.         Entire Agreement. This Agreement constitutes the entire agreement between Lender, Borrowers and Creditor concerning the subject matter hereof. Except as expressly provided herein, all other prior and contemporaneous agreements concerning the subject matter hereof are merged herein. This Agreement may not be terminated, amended, or modified except in writing signed by Lender, Borrowers and Creditor.

This Amended and Restated Subordination Agreement restates, replaces and supersedes in its entirety, the Original Subordination Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Agreement has been executed and becomes effective as of the day and year first set forth above.

Lender:

Zions First National Bank

By:	/s/ Michael R. Brough
Name:	Michael R. Brough
Title:	Senior Vice President

Creditor:

Kanders GMP Holdings, LLC

By:	/s/ Warren B. Kanders
Name:	Warren B. Kanders
Title:	Member

Borrowers:

Black Diamond Equipment, Ltd.

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Chief Financial Officer and Secretary

Black Diamond Retail, Inc.

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Chief Financial Officer and Secretary

Black Diamond, Inc.

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Chief Financial Officer, Secretary
and Treasurer

AMENDED AND RESTATED SUBORDINATION AGREEMENT

Kanders

Signature Pages

Everest/Sapphire Acquisition, LLC

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Secretary and Treasurer

Gregory Mountain Products, LLC

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Treasurer

POC USA, LLC

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Secretary and Treasurer

BD European Holdings, LLC

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Secretary and Treasurer

Pieps Corporation

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Secretary and Treasurer

PIEPS Service, LLC

By:	/s/ Robert Peay
Name:	Robert Peay
Title:	Secretary and Treasurer

AMENDED AND RESTATED SUBORDINATION AGREEMENT

Kanders

Signature Pages